UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 27, 2026

AMERICAN REBEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41267	47-3892903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2813 S. Sierra Vista Way Provo, Utah	84606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 267-3235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Streeterville June 2025 Note Balance Reduced by Approximately $5.70 Million, or 88.8%, Since January 5, 2026

Following the November 5, 2026 exchange described below, the outstanding balance of the Company’s June 2025 secured promissory note with Streeterville Capital, LLC (the “Note”) was reduced to $721,454.96 from $6,417,257.64 as of January 5, 2026, representing a reduction of $5,695,802.68, or approximately 88.8%.

The January 5, 2026 balance included applicable interest, fees and other adjustments in accordance with the terms of the Note. The Note was originally issued on June 26, 2025 in the principal amount of $5,470,000. The reduction in the Note balance reflects a series of transactions and adjustments occurring during 2026, including completed note exchanges.

On November 5, 2026, the Company entered into an Exchange Agreement with Streeterville Capital, LLC (the “Note Exchange”). Pursuant to the Note Exchange, the parties partitioned a new secured promissory note in the original principal amount of $62,000 from the Note and reduced the outstanding balance of the Note by the corresponding amount. Concurrently, the partitioned note was exchanged for 1,377,777 shares of the Company’s common stock at a per-share exchange price of $0.045.

The cumulative reduction of $5,695,802.68 includes the $62,000 reduction resulting from the November 5, 2026 Note Exchange. The cumulative reduction relates solely to the Note and does not represent a reduction of the same amount or percentage in the Company’s total indebtedness.

The foregoing description of the Note Exchange is not a complete description of all of the parties’ rights and obligations under the Note Exchange and is qualified in its entirety by reference to the Form Note Exchange Agreement, a copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed on January 29, 2026. The form of Note Exchange was identical for this exchange except for the conversion dollar amount and number of shares issued thereunder.

Horberg Preferred Stock Conversion

On October 30, 2026, the Company completed two related exchanges with Horberg Enterprises, LP (“Horberg”) that converted $51,000 of Series D Convertible Preferred Stock into 1,508,876 shares of common stock through an intermediate exchange into Series E Preferred Stock. The Company previously sold Horberg 100,000 shares of Series D Convertible Preferred Stock pursuant to that certain Securities Purchase Agreement dated as of October 1, 2025.

Pursuant to the first Exchange Agreement (the “Series D Exchange”), the Company and Horberg agreed to exchange and convert 6,800 shares of Series D Convertible Preferred Stock for 51 shares of Series E Preferred Stock, representing $51,000. Pursuant to the second Exchange Agreement (the “Series E Exchange”), the Company and Horberg agreed to exchange and convert the 51 shares of Series E Preferred Stock for 1,508,876 shares of common stock.

The foregoing descriptions of the Series D Exchange and Series E Exchange are not complete descriptions of all of the parties’ rights and obligations under the respective agreements and are qualified in their entirety by reference to the Series D Exchange Agreement and Series E Exchange Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On October 30, 2026, the Company issued Horberg Enterprises LP 1,508,876 shares of common stock, valued at $0.0338 per share, pursuant to a preferred stock exchange agreement set forth in Item 1.01 above.

On November 4, 2026, at the request of Silverback Capital Corporation (“SCC”), the Company issued 500,000 shares of common stock to SCC, representing a payment of approximately $13,575.

On November 5, 2026, the Company issued Streeterville 1,377,777 shares of common stock pursuant to the Note Exchange agreement described in Item 1.01 above at a per share exchange price of $0.045.

On November 9, 2026, at the request of SCC, the Company issued 1,000,000 shares of common stock to SCC, representing a payment of approximately $23,500.

All of the above-described issuances were exempt from registration pursuant to Section 4(a)(2), and/or Regulation D of the Securities Act as transactions not involving a public offering. With respect to each transaction listed above, no general solicitation was made by either the Company or any person acting on its behalf. All such securities issued pursuant to such exemptions are restricted securities as defined in Rule 144(a)(3) promulgated under the Securities Act, appropriate legends have been placed on the documents evidencing the securities, and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Implementation of Stockholder-Approved Authorized Share Increase to Preserve Corporate and Financing Flexibility

On October 27, 2026, the Company’s Board of Directors approved an amendment to the Company’s Second Amended and Restated Articles of Incorporation increasing the number of authorized shares of common stock from 600,000,000 to 10,000,000,000 shares, par value $0.001 per share. The corporate action previously received the requisite stockholder approval at the Company’s annual meeting held on June 23, 2026. The amendment implements the authorized-share increase presented to and approved by stockholders.

The increase in authorized common stock does not itself issue any additional shares, change the number of shares currently issued and outstanding, or alter the percentage ownership of existing stockholders. The additional authorized share capacity is intended to preserve the Company’s flexibility to satisfy existing and future financing-related reserve and issuance requirements and to support conversions, exchanges and other duly authorized corporate transactions.

Any future issuance of authorized common stock will remain subject to applicable financing documents, corporate approvals, securities laws and other legal or contractual requirements. The amendment to the Articles is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Information.

Temporary Principal Executive Office Relocation and Nashville Headquarters Search

Effective November 1, 2026, the Company temporarily relocated its principal executive office to 2813 S. Sierra Vista Way, Provo, Utah 84606, aligning the office with the location of its Principal Accounting Officer and accounting staff. The temporary relocation is part of the Company’s ongoing efforts to streamline its corporate and operational footprint.

The Company continues to actively seek a suitable long-term corporate headquarters location in the Nashville, Tennessee area and is targeting a return to the Nashville area in 2027.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Amendment to Second Amendment and Restated Articles of Incorporation dated October 27, 2026
10.1	Horberg Series D Exchange Agreement dated October 30, 2026
10.2	Horberg Series E Exchange Agreement dated October 30, 2026
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REBEL HOLDINGS, INC.

Date: November 10, 2026	By:	/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr.
Chief Executive Officer